Exhibit 99.1

Blue Water Acquisition Corp. Announces Stockholder Approval of Business Combination with Clarus Therapeutics, Inc.

GREENWICH, Conn., Aug. 27, 2021 (GLOBE NEWSWIRE) -- Blue Water Acquisition Corp. (Nasdaq: BLUW), a special purpose acquisition company (“Blue Water”), today announced that its stockholders have voted to approve the proposed business combination (the “Business Combination”) with Clarus Therapeutics, Inc., a pharmaceutical company dedicated to providing solutions to unmet medical needs by advancing androgen and metabolic therapies for men and women (“Clarus”) at its special meeting of stockholders (the “Special Meeting”) held today, August 27, 2021.

Holders of approximately 73.95% of Blue Water’s issued and outstanding shares cast votes at the Special Meeting. Approximately 69.57% of the votes cast at the Special Meeting voted to approve the Business Combination.

A total of 3,270,531 shares of common stock were presented for redemption in connection with the Special Meeting. There will be approximately $25.29 million remaining in the trust account following redemptions.

In light of receipt of the requisite approvals by Blue Water’s stockholders described above, Blue Water expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination, as applicable. As previously announced, the combined company will be named “Clarus Therapeutics Holdings, Inc.” and its common stock and warrants are expected to start trading on the Nasdaq Global Market following the closing under the new ticker symbols “CRXT,” and “CRXTW,” respectively.

A Current Report on Form 8-K disclosing the full voting results will be filed by Blue Water with the Securities and Exchange Commission (the “SEC”).

About Blue Water Acquisition Corp.

Blue Water is a special purpose acquisition company formed in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of the federal securities laws, including statements about the parties' ability to close the Business Combination and related transactions, the anticipated benefits of the Business Combination, and the financial conditions, results of operations, earnings outlook and prospects of Blue Water and/or the Business Combination and related transactions and may include statements for the period following the consummation of the Business Combination and related transactions. In addition, any statements that refer to projections (financial or otherwise), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Blue Water and Clarus, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Blue Water’s securities, (ii) the risk that the Business Combination may not be completed by Blue Water’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by Blue Water, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Business Combination on Clarus’s business relationships, operating results, and business generally, (vii) risks that the Business Combination disrupts current plans and operations of Clarus, (viii) risks related to Clarus’s ability to increase sales of JATENZO®, secure favorable reimbursement coverage for such sales and expand its product offerings to include a pipeline of androgen and metabolic therapies for men and women, including orphan indications, (ix) the outcome of existing legal proceedings in which Clarus is involved with respect to its intellectual property, (x) the outcome of any legal proceedings that may be instituted against Clarus or against Blue Water related to the Merger Agreement or the Business Combination, (xi) the ability to maintain the listing of Blue Water’s securities on a national securities exchange, (xii) changes in the competitive and regulated industries in which Clarus operates, variations in operating performance across competitors, changes in laws and regulations affecting the business of Clarus and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination, and identify and realize additional opportunities, (xiv) the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry, (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xvi) risks related to the matters set forth in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Division of Corporate Finance of the SEC on April 12, 2021, and (xvii)  other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4, which includes a proxy statement/prospectus and which was declared effective by the SEC on July 23, 2021 (the “Registration Statement”), and other documents filed by Blue Water from time to time with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and Blue Water and Clarus assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Blue Water and Clarus gives any assurance that Blue Water, Clarus, or the combined company, will achieve its expectations.

No Offer; No Assurance

This press release will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

There can be no assurance that the potential benefits of combining the companies will be realized. The description of the Business Combination and the transactions contemplated thereby contained herein is only a summary and is qualified in its entirety by the disclosures in the Registration Statement and by the definitive agreements relating to the Business Combination, copies of which have been filed by Blue Water with the SEC.

Blue Water Contact

Joe Hernandez
Chief Executive Officer
15 E. Putnam Avenue, Suite 363
Greenwich, CT 06830
(646) 303-0737